Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of October 2, 2017, by and among Donnelley Financial Solutions, Inc. (the “Borrower”), the other Loan Parties, the 2017 Refinancing Term Lenders (as defined below) party hereto and JPMORGAN CHASE BANK, N.A. (“JPM”), as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”).  All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of September 30, 2016, among the Borrower, the other parties thereto, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), JPM, as Administrative Agent, collateral agent, Swing Line Lender and as an Issuing Bank (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”) and, in connection with this Amendment No. 1, the Lead Arrangers (as defined therein) are acting as joint lead arrangers and joint bookrunners (in such capacities, the “Arrangers”) in connection with the provision of the 2017 Refinancing Term Loans (as defined below);

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 1, the “Amended Credit Agreement”) so as to, among other things, provide for a new Class of Term Loans (the “2017 Refinancing Term Loans”), which 2017 Refinancing Term Loans would refinance all of the Term Loans made on the Closing Date that are outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment No. 1 (the “Existing Term Loans” and each Lender with an Existing Term Loan, an “Existing Term Lender”) and shall have the terms set forth in the Amended Credit Agreement;

WHEREAS, pursuant to the Engagement Letter, dated September 13, 2017, by and among the Arrangers and the Borrower (the “Engagement Letter”), the Arrangers have agreed to act as joint lead arrangers and joint bookrunners  in connection with the provision of the 2017 Refinancing Term Loans;

WHEREAS, each Existing Term Lender that executes and delivers a consent and executed signature page to this Amendment No. 1 in the form of the Exchanging Term Lender Consent attached to the Election Notice Memorandum posted on LendAmend on September 14, 2017 (a “Lender Consent”) (such consenting Lender, an “Exchanging Term Lender”) will be deemed (i) to have agreed to the terms of this Amendment No. 1 and the Amended Credit Agreement, (ii) to have agreed to continue (as further described in the Lender Consent) its Existing Term Loans as 2017 Refinancing Term Loans in an equal principal amount, and (iii) upon the Amendment No. 1 Effective Date to have continued (as further described in the Lender Consent) its Existing Term Loans as 2017 Refinancing Term Loans in an equal principal amount;

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WHEREAS, each Person that executes and delivers a signature page to this Amendment No. 1 in the capacity of an “Additional Refinancing Term Lender” (each, an “Additional Refinancing Term Lender” and together with the Exchanging Term Lenders, the “2017 Refinancing Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment No. 1 and the Amended Credit Agreement and (ii) to have committed to make 2017 Refinancing Term Loans to the Borrower on the Amendment No. 1 Effective Date, in the amount specified on Schedule 1 hereto (such loans, the “Additional Refinancing Term Loans”);

WHEREAS, the aggregate proceeds of the Additional Refinancing Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans (other than the Exchanged Term Loans);

WHEREAS, each Additional Refinancing Term Lender party hereto is prepared to provide 2017 Refinancing Term Loans in an amount equal to its commitment to provide such Loans as set forth on Schedule 1 hereto (the “2017 Refinancing Term Commitments”), subject to the terms and conditions set forth herein; and

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 1 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

SECTION 1.CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 1:

“2017 Refinancing Term Commitments” is defined in the seventh recital hereto.

“2017 Refinancing Term Lenders” is defined in the fifth recital hereto.

“2017 Refinancing Term Loans” is defined in the second recital hereto.

“Additional Refinancing Term Lenders” is defined in the fifth recital hereto.

“Additional Refinancing Term Loans” is defined in the fifth recital hereto.

“Administrative Agent” is defined in the preamble hereto.

“Amended Credit Agreement” is defined in the second recital hereto.

“Amendment No. 1” is defined in the preamble hereto.

“Amendment No. 1 Effective Date” is defined in Section 6 hereof.

“Arrangers” is defined in the first recital hereto.

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“Borrower” is defined in the preamble hereto.

“Credit Agreement” is defined in the first recital hereto.

“Exchanged Term Loan” is defined in Section 2(a)(i) hereof.

“Exchanging Term Lenders” is defined in the fourth recital hereto.

“Existing Term Lender” is defined in the second recital hereto.

“Existing Term Loans” is defined in the second recital hereto.

“Lender Consent” is defined in the fourth recital hereto.

“Lenders” is defined in the first recital hereto.

“Non-Exchanging Term Lender” is defined in Section 2(a)(ii) hereof.

“Reaffirming Parties” is defined in the eighth recital hereto.

“Refinancing Arranger” shall mean JPMorgan Chase Bank, N.A.

SECTION 2.CONTINUATION OF EXISTING TERM LOANS; AGREEMENT TO MAKE 2017 REFINANCING TERM LOANS.

(a)	Continuation and Repayment of Existing Term Loans.
(i)

As of the Amendment No. 1 Effective Date, subject to the terms hereof, each Exchanging Term Lender agrees that the aggregate principal amount of its Existing Term Loans (the “Exchanged Term Loans”) will be continued as 2017 Refinancing Term Loans in an equal principal amount through a cashless rollover.

(ii)

As of the Amendment No. 1 Effective Date, subject to the terms hereof, (1) the Borrower agrees that pursuant to Section 2.20 of the Credit Agreement all unpaid and accrued interest up to but not including the Amendment No. 1 Effective Date on the Existing Term Loans that are continued pursuant to Section 2(a)(i) will be repaid in full on the Amendment No. 1 Effective Date and (2) the Borrower agrees that pursuant to Section 2.20 of the Credit Agreement the aggregate principal amount of the Existing Term Loans, together with all unpaid and accrued interest thereon up to but not including the Amendment No. 1 Effective Date, of each Lender holding Existing Term Loans that are not continued pursuant to Section 2(a)(i) (each, a “Non-Exchanging Term Lender”), will be repaid in full on the Amendment No. 1 Effective Date.

(b)

Commitment to Make Additional Refinancing Term Loans.  As of the Amendment No. 1 Effective Date, subject to the terms hereof, each Additional Refinancing Term Lender agrees to make Additional Refinancing Term Loans equal to the amount set forth on Schedule I hereto.

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(c)	Other Provisions Regarding 2017 Refinancing Term Loans.
(i)

On the Amendment No. 1 Effective Date, the Borrower shall apply the aggregate proceeds of the Additional Refinancing Term Loans to prepay in full the principal amount of all Existing Term Loans (other than the Exchanged Term Loans). The commitments of the Exchanging Term Lenders and the Additional Refinancing Term Lenders are several and not joint and no 2017 Refinancing Term Lender will be responsible for any other 2017 Refinancing Term Lender’s failure to make or acquire the 2017 Refinancing Term Loans.

(ii)

Each 2017 Refinancing Term Lender shall be a “Term Lender” and “Lender” under the Credit Agreement as of the Amendment No. 1 Effective Date. Amounts paid or prepaid in respect of 2017 Refinancing Term Loans may not be reborrowed.

SECTION 3.AMENDMENTS TO LOAN DOCUMENTS.

(a)	Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in their proper alphabetical order:

“Amendment No. 1” shall mean the Amendment No. 1 to Credit Agreement, dated as of October 2, 2017, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” shall have the meaning assigned to such term in Amendment No. 1.

“2017 Refinancing Term Loans” shall have the meaning assigned to such term in Amendment No. 1;

(b)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Applicable Rate” contained therein to read as follows:

“(b) for each Term B Loan, 3.00% for Eurodollar Loans and 2.00% for ABR Loans and”;

(c)	Section 1.01 of the Credit Agreement is hereby amended by replacing all references in the definition of “Eurodollar Rate” to “1.00%” with “0.75%”;
(d)	Section 2.07 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof to read as follows:

“The Borrower shall repay principal of outstanding 2017 Refinancing Term Loans on the last Business Day of each March, June, September and December of each year (commencing on the applicable day of the first full fiscal quarter of the Borrower after the Amendment No. 1 Effective Date) and on the Term B Maturity Date, in an aggregate principal amount of such Term B Loans equal to (A) in the case of quarterly payments due prior to the Term B Maturity Date, an amount equal to 1.25% of the aggregate principal amount of such 2017 Refinancing Term Loans incurred on the Amendment No. 1 Effective Date and (B) in the case of such payment due on the Term B Maturity Date, an amount equal to the then unpaid principal amount of such Term B Loans outstanding.”.

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(e)	Section 2.08(a)(i) of the Credit Agreement is hereby amended by amending and restating the last two sentences thereof to read as follows:

“If any Repricing Event occurs prior to the date occurring 6 months after the Amendment No.1 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Term B Loans that are subject to such Repricing Event (including any Lender which is replaced pursuant to Section 2.16(c) as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to 1.00% of the aggregate principal amount of the Term B Loans subject to such Repricing Event. Such fees shall be earned, due and payable upon the date of the occurrence of such Repricing Event.”.

SECTION 4.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 1 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 1, (ii) the 2017 Refinancing Term Commitments shall constitute “Term Commitments”, “Term B Commitments” and “Commitments”, in each case, under and as defined in the Credit Agreement, (iii) the 2017 Refinancing Term Loans shall constitute “Term Loans”, “Term B Loans” and “Loans”, in each case, under and as defined in the Credit Agreement and (iv) the 2017 Refinancing Term Lenders shall each constitute a “Term Lender”, “Term B Lender” and a “Lender”, in each case, under and as defined in the Credit Agreement.  This Amendment No. 1 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 5.REPRESENTATIONS & WARRANTIES. In order to induce the 2017 Refinancing Term Lenders and the Administrative Agent to enter into this Amendment No. 1 and to induce the 2017 Refinancing Term Lenders to make the 2017 Refinancing Term Loans hereunder, each Loan Party hereby represents and warrants to the 2017 Refinancing Term Lenders and the Administrative Agent on and as of the Amendment No. 1 Effective Date that each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); provided that all references in the representations set forth in Sections 3.02, and 3.03 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 1 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 1.

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SECTION 6.CONDITIONS PRECEDENT.  This Amendment No. 1 shall become effective as of the first date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Section 6 shall have been satisfied or waived:

(a)

The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 1 from each Loan Party named on the signature pages hereto, the Administrative Agent and the 2017 Refinancing Term Lenders.

(b)

All costs, fees and expenses (including, without limitation, legal fees and expenses) contemplated and to the extent required by the Credit Agreement, the Engagement Letter and any other letter agreement between the Borrower and any Arranger relating to the transactions contemplated hereby, and which are payable to the Refinancing Arranger or any other Arranger (or any other 2017 Refinancing Term Lender) or the Administrative Agent shall have been paid to the extent due. All accrued interest on, and any amounts owing under the Credit Agreement with respect to, the Existing Term Loans, whether or not due and payable, shall have been, or shall substantially concurrently with the effectiveness of this Amendment No. 1 be, paid in full.

(c)	No Default or Event of Default shall have occurred or be continuing or would occur immediately after giving effect to the incurrence of the 2017 Refinancing Term Loans.
(d)

Each of the representations and warranties made by any Loan Party set forth in Section 5 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(e)	The Administrative Agent shall have received a Borrowing Notice meeting the requirements of Section 2.03 of the Credit Agreement for the 2017 Refinancing Term Loans.
(f)

The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 1 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clauses (c) and (d) of this Section 6.

(g)

On the Amendment No. 1 Effective Date, the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the 2017 Refinancing Term Lenders and dated the Amendment No. 1 Effective Date) of (i) Sullivan & Cromwell LLP, counsel to the Loan Parties and (ii) local counsel in each jurisdiction in which a Loan Party is organized and the laws of which are not covered by the opinion referred to in (i) above, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(h)

The Administrative Agent shall have received a customary certificate from each Loan Party, dated the Amendment No. 1 Effective Date, signed by a Responsible Officer of such Loan Party, and attested to by the secretary or any assistant secretary of such Loan Party, with appropriate insertions, together with (a) certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents), as applicable, of

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such Loan Party, (b) customary resolutions of such Loan Party referred to in such certificate, (c) incumbency or specimen signatures which identify by name and title of such Responsible Officer or authorized signatory of such Loan Party authorized to sign this Amendment No. 1, and (d) a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 1 Effective Date and certifying as to the good standing of such Loan Party; provided that in the case of preceding clause (a), such documents shall not be required to be delivered with respect to any Person that was a Loan Party immediately prior to the Amendment No. 1 Effective Date if such certificate includes a certification by such Responsible Officer that the applicable organizational documents delivered to the Administrative Agent in connection with the initial funding of Term Loans on the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date.

(i)

The Refinancing Arranger and the Administrative Agent shall have received at least three (3) Business Days prior to the Amendment No. 1 Effective Date all documentation and other information requested by the 2017 Refinancing Term Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including without limitation, the Act, in each case as requested at least five (5) Business Days prior to the Amendment No. 1 Effective Date.

SECTION 7.ARRANGERS.  The Borrower and the 2017 Refinancing Term Lenders agree that the Arrangers shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Lead Arrangers pursuant to Sections 8.08 and 9.04 of the Amended Credit Agreement and except as otherwise agreed to in writing by the Borrower and the Arrangers, shall have no duties, responsibilities or liabilities with respect to this Amendment No. 1, the Amended Credit Agreement or any other Loan Document.

SECTION 8.REAFFIRMATION.

(a)

To induce the 2017 Refinancing Term Lenders and the Administrative Agent to enter into this Amendment No. 1, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 1 and the incurrence of the 2017 Refinancing Term Loans hereunder) (collectively, the “Reaffirmed Documents”).  Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1.

(b)

In furtherance of the foregoing Section 8(a), each Subsidiary Guarantor, in its capacity as a Guarantor under the Guarantee Agreement (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of the Guarantee Agreement and agrees that the Guarantee Agreement remains in full force and effect to the extent set forth in the Guarantee Agreement and after giving effect to this Amendment No. 1 and the incurrence of the 2017 Refinancing Term Loans, and is hereby ratified, reaffirmed and confirmed.  Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 1 and the Amended Credit Agreement and that the

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principal of, the interest and premium (if any) on, and fees related to, the 2017 Refinancing Term Loans constitute “Obligations” under the Loan Documents.  Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its guarantee of the Obligations and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 1 and the incurrence of the 2017 Refinancing Term Loans) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)

In furtherance of the foregoing Section 8(a), each of the Loan Parties that is party to any Collateral Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 1 and the transactions contemplated hereby, including the extension of credit in the form of the 2017 Refinancing Term Loans.  In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Documents (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 1 and the incurrence of the 2017 Refinancing Term Loans) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed.  Each Loan Party hereby confirms that the security interests granted by such Reaffirming Grantor under the terms and conditions of the Loan Documents secure the 2017 Refinancing Term Loans as part of the Obligations.  Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 1 and the incurrence of the 2017 Refinancing Term Loans), as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 1 and the incurrence of the 2017 Refinancing Term Loans), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

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(d)

Each Guarantor (other than the Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 9.MISCELLANEOUS PROVISIONS.

(a)

Ratification.  This Amendment No. 1 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 1 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)

Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 9.10 and 9.11 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 9.08 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(d)

Counterparts; Headings.  This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 1 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 1.

(e)	Notice. For purposes of the Credit Agreement, the initial notice address of each Additional Refinancing Term Lender shall be as set forth on Schedule 1 hereto.
(f)

Recordation of 2017 Refinancing Term Loans. Upon execution and delivery hereof, and the funding of the 2017 Refinancing Term Loans, the Administrative Agent will record in the Register the 2017 Refinancing Term Loans made by the 2017 Refinancing Term Lenders as “Term Loans”.

(g)	Amendment, Modification and Waiver. This Amendment No. 1 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

[Remainder of page intentionally blank; signatures begin next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date first above written.

DONNELLEY FINANCIAL SERVICES, INC., as Borrower

By:	/s/ David A. Gardella
Name: David A. Gardella
Title: Chief Financial Officer

with respect to Section 8: DONNELLEY FINANCIAL, LLC, as a Loan Party, Reaffirming Loan Guarantor and Reaffirming Grantor

By:	/s/ David A. Gardella
Name: David A. Gardella
Title: Chief Financial Officer

with respect to Section 8: DFS INTERNATIONAL HOLDINGS, INC., as a Loan Party, Reaffirming Loan Guarantor and Reaffirming Grantor

By:	/s/ David A. Gardella
Name: David A. Gardella
Title: Chief Financial Officer

[DFS  – Signature Page to Amendment No. 1 to Credit Agreement

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JPMORGAN CHASE BANK, N.A., as an Additional Refinancing Term Lender

By	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

[DFS  – Signature Page to Amendment No. 1 to Credit Agreement]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

[DFS  – Signature Page to Amendment No. 1 to Credit Agreement]

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SCHEDULE 1

Additional Refinancing Term Lender	2017 Refinancing Term Commitment	Notice address
JPMorgan Chase Bank, N.A.	$25,443,948.71	383 Madison Avenue New York, NY 10179
TOTAL	$25,443,948.71

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